Exhibit 99.1

FOXO Technologies Inc. Announces Receipt of Notice of Non-Compliance
with NYSE Continued Listing Requirements

Reaffirms commitment to regaining compliance with the NYSE American continued listing standards

MINNEAPOLIS, MN, April 23, 2024 — On April 17, 2024, FOXO Technologies Inc., a Delaware corporation(the “Company”), received an official notice of noncompliance (the “NYSE American Notice”) from NYSE Regulation (“NYSE”) stating that the Company is not in compliance with NYSE American continued listing standards (the “Filing Delinquency Notification”) due to the failure to timely file the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Delinquent Report”) by the filing due date of April 16, 2024 (the “Filing Delinquency”).

“Due to significant changes and essential restructuring undertaken in 2023, which has continued in 2024, there has been a delay in filing our Form 10-K,” explained Mark White, Interim CEO of Foxo Technologies. “Despite these challenges, we’ve continued to make considerable operational and financial progress. We are fully dedicated to meeting the NYSE American’s continued listing requirements and have implemented measures to greatly improve our financial systems and ensure the highest levels of corporate governance. At the same time, we continue to advance a potentially transformative transaction that we believe would drive significant value for our shareholders. We look forward to providing further updates on this and other positive developments as soon as practical.”

The Company is now subject to the procedures and requirements set forth in Section 1007 of the NYSE American Company Guide. Within five days of the date of the Filing Delinquency Notification, the Company was required to (a) contact the NYSE to discuss the status of the Delinquent Report and (b) issue a press release disclosing the occurrence of the Filing Delinquency, the reason for the Filing Delinquency and, if known, the anticipated date such Filing Delinquency will be cured via the filing or refiling of the applicable report, as the case may be. The NYSE American Notice has no immediate effect on the listing or trading of the Company’s Class A common stock on NYSE American.

During the six-month period from the date of the Filing Delinquency (the “Initial Cure Period”), the NYSE will monitor the Company and the status of the Delinquent Report and any subsequent delayed filings, including through contact with the Company, until the Filing Delinquency is cured. If the Company fails to cure the Filing Delinquency within the Initial Cure Period, the NYSE may, in the NYSE’s sole discretion, allow the Company’s securities to be traded for up to an additional six-month period (the “Additional Cure Period”) depending on the Company’s specific circumstances. If the NYSE determines that an Additional Cure Period is not appropriate, suspension and delisting procedures will commence in accordance with the procedures set out in Section 1010 of the NYSE American Company Guide. If the NYSE determines that an Additional Cure Period of up to six months is appropriate and the Company fails to file its Delinquent Report and any subsequent delayed filings by the end of that period, suspension and delisting procedures will generally commence. An issuer is not eligible to follow the procedures outlined in Section 1009 with respect to these criteria.

Notwithstanding the foregoing, however, the NYSE may in its sole discretion decide (i) not to afford an issuer any Initial Cure Period or Additional Cure Period, as the case may be, at all or (ii) at any time during the Initial Cure Period or Additional Cure Period, to truncate the Initial Cure Period or Additional Cure Period, as the case may be, and immediately commence suspension and delisting procedures if the Company is subject to delisting pursuant to any other provision of the Company Guide, including if the NYSE believes, in the NYSE’s sole discretion, that continued listing and trading of an issuer’s securities on the NYSE is inadvisable or unwarranted in accordance with Sections 1001-1006 hereof.

The Company intends to regain compliance with the NYSE American continued listing standards. There can be no assurance that the Company will ultimately regain compliance with all applicable NYSE American listing standards.

About FOXO Technologies Inc. (“FOXO”)

FOXO is a biotechnology company dedicated to improving human health and longevity through the development of cutting-edge technology and product solutions for various industries, including life insurance. FOXO’s epigenetic technology applies AI to DNA methylation to identify molecular biomarkers of human health and aging. FOXO is committed to leveraging the latest advancements in science and technology to help people live better, longer lives. For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein, including statements about the delisting of the Warrants from NYSE American, trading of the Warrants in the over-the-counter market, the continued listing of the Company’s Class A common stock on NYSE American, and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. Any such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the Company’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the possibility that the Plan will not be accepted by NYSE American, the Company will be unable to satisfy other continued listing requirements of NYSE American for its Class A common stock to maintain the listing of the Class A common stock on NYSE American; the risk of changes in the competitive and highly regulated industries in which FOXO operates; variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business; the ability to implement FOXO’s business plans, forecasts, and other expectations; the ability to obtain financing; the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future; potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans; the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO operates, including the highly regulated insurance industry. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Crescendo Communications, LLC

(212) 671-1020

foxo@crescendo-ir.com